                                                                      Exhibit 16

INVESTMENT PERFORMANCE -- EV CLASSIC FLORIDA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,273.11      $1,273.11      27.31%      4.63%         27.31%      4.63%

5 YEARS ENDED
09/30/97          09/30/92      $1,240.20      $1,240.20      24.02%      4.40%         24.02%      4.40%

1 YEAR ENDED
09/30/97          09/30/96      $1,045.46      $1,035.46       4.55%      4.55%          3.55%      3.55%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV CLASSIC MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,281.72      $1,281.72      28.17%      4.77%         28.17%      4.77%

5 YEARS ENDED
09/30/97          09/30/92      $1,254.32      $1,254.32      25.43%      4.64%         25.43%      4.64%

1 YEAR ENDED
09/30/97          09/30/96      $1,055.59      $1,045.59       5.56%      5.56%          4.56%      4.56%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV CLASSIC NEW YORK LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,297.88      $1,297.88      29.79%      5.00%         29.79%      5.00%

5 YEARS ENDED
09/30/97          09/30/92      $1,263.42      $1,263.42      26.34%      4.79%         26.34%      4.79%

1 YEAR ENDED
09/30/97          09/30/96      $1,066.70      $1,056.70       6.67%      6.67%          5.67%      5.67%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV CLASSIC PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,312.27      $1,312.27      31.23%      5.23%         31.23%      5.23%

5 YEARS ENDED
09/30/97          09/30/92      $1,266.57      $1,266.57      26.66%      4.84%         26.66%      4.84%

1 YEAR ENDED
09/30/97          09/30/96      $1,067.49      $1,057.49       6.75%      6.75%          5.75%      5.75%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,287.88      $1,287.88      28.79%      4.85%         28.79%      4.85%

5 YEARS ENDED
09/30/97          09/30/92      $1,252.84      $1,252.84      25.28%      4.61%         25.28%      4.61%

1 YEAR ENDED
09/30/97          09/30/96      $1,060.60      $1,030.60       6.06%      6.06%          3.06%      3.06%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $66,276
Plus    Dividend Income Earned:
                                                          ------
Equal   Gross Income:                                    $66,276

Minus   Expenses:                                        $21,661
                                                          ------
Equal   Net Investment Income:                           $44,615

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          1,575,594
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0283

        Net Asset Value Per Share 9/30/97:                $10.24

        30 Day Yield*:                                      3.34%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            4.84%

        Divided by one minus a tax rate of 37.42%:        0.6258
                                                          ------
Equal   Tax Equivalent Yield***:                            5.34%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0283/$10.24)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and California tax rate of  37.42%

INVESTMENT PERFORMANCE -- EV MARATHON CONNECTICUT LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $1,192.32      $1,192.32      19.23%      4.02%         19.23%      4.02%

1 YEAR ENDED
09/30/97          09/30/96      $1,058.94      $1,028.94       5.89%      5.89%          2.89%      2.89%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON CONNECTICUT LIMITED MATURITY MUNICIPALS FUND - CLASS I 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $26,199
Plus    Dividend Income Earned:
                                                          ------
Equal   Gross Income:                                    $26,199

Minus   Expenses:                                         $9,508
                                                          ------
Equal   Net Investment Income:                           $16,691

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                            622,765
                                                          ------
Equal   Net Investment Income Earned Per Share:          $0.0268

        Net Asset Value Per Share 9/30/97:                $10.02

        30 Day Yield*:                                      3.23%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            4.68%

        Divided by one minus a tax rate of 34.11%:        0.6589
                                                          ------
Equal   Tax Equivalent Yield***:                            4.90%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0268/$10.02)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Connecticut tax rate of  34.11%

INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,278.49      $1,278.49      27.85%      4.71%         27.85%      4.71%

5 YEARS ENDED
09/30/97          09/30/92      $1,245.45      $1,245.45      24.54%      4.49%         24.54%      4.49%

1 YEAR ENDED
09/30/97          09/30/96      $1,046.45      $1,016.45       4.64%      4.64%          1.64%      1.64%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $115,655
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $115,655

Minus   Expenses:                                        $39,155
                                                        --------
Equal   Net Investment Income:                           $76,500

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          2,758,104
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0277

        Net Asset Value Per Share 9/30/97:                $10.18

        30 Day Yield*:                                      3.29%

Divided One minus the Tax Rate of 36%:                      0.64
                                                          ------
Equal   Tax Equivalent Yield **:                            5.14%

        Divided by one minus a tax rate of 39.89%:        0.6011
                                                          ------
Equal   Tax Equivalent Yield***:                            5.47%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0277/$10.18)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Florida tax rate of  39.89%

INVESTMENT PERFORMANCE -- EV MARATHON MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,285.09      $1,285.09      28.51%      4.82%         28.51%      4.82%

5 YEARS ENDED
09/30/97          09/30/92      $1,257.60      $1,257.60      25.76%      4.69%         25.76%      4.69%

1 YEAR ENDED
09/30/97          09/30/96      $1,056.90      $1,026.90       5.69%      5.69%          2.69%      2.69%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS I 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $94,143
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $94,143

Minus   Expenses:                                        $29,973
                                                         -------
Equal   Net Investment Income:                           $64,170

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          2,207,879
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0291

        Net Asset Value Per Share 9/30/97:                $10.23

        30 Day Yield*:                                      3.44%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            4.99%

        Divided by one minus a tax rate of 39.28%:        0.6072
                                                          ------
Equal   Tax Equivalent Yield***:                            5.67%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0291/$10.23)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Massachusetts tax rate of  39.28%

INVESTMENT PERFORMANCE -- EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $1,189.78      $1,189.78      18.98%      3.97%         18.98%      3.97%

1 YEAR ENDED
09/30/97          09/30/96      $1,063.30      $1,033.30       6.33%      6.33%          3.33%      3.33%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $23,737
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $23,737

Minus   Expenses:                                         $4,825
                                                         -------
Equal   Net Investment Income:                           $18,912

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                            554,447
                                                         -------
Equal   Net Investment Income Earned Per Share:          $0.0341

        Net Asset Value Per Share 9/30/97:                 $9.94

        30 Day Yield*:                                      4.15%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            6.01%

        Divided by one minus a tax rate of 35.33%:        0.6467
                                                          ------
Equal   Tax Equivalent Yield***:                            6.42%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0341/$9.94)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Michigan tax rate of  35.33%

INVESTMENT PERFORMANCE -- EV MARATHON NEW JERSEY LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,290.36      $1,290.36      29.04%      4.90%         29.04%      4.90%

5 YEARS ENDED
09/30/97          09/30/92      $1,254.19      $1,254.19      25.42%      4.63%         25.42%      4.63%

1 YEAR ENDED
09/30/97          09/30/96      $1,059.41      $1,029.41       5.94%      5.94%          2.94%      2.94%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON NEW JERSEY LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $86,139
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $86,139

Minus   Expenses:                                        $27,982
                                                         -------
Equal   Net Investment Income:                           $58,157

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          2,040,444
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0285

        Net Asset Value Per Share 9/30/97:                $10.29

        30 Day Yield*:                                      3.35%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            4.86%

        Divided by one minus a tax rate of 35.40%:        0.6460
                                                          ------
Equal   Tax Equivalent Yield***:                            5.19%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0285/$10.29)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New Jersey tax rate of  35.40%

INVESTMENT PERFORMANCE -- EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,304.17      $1,304.17      30.42%      5.10%         30.42%      5.10%

5 YEARS ENDED
09/30/97          09/30/92      $1,269.41      $1,269.41      26.94%      4.89%         26.94%      4.89%

1 YEAR ENDED
09/30/97          09/30/96      $1,069.38      $1,039.38       6.94%      6.94%          3.94%      3.94%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $144,137
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $144,137

Minus   Expenses:                                        $43,325
                                                        --------
Equal   Net Investment Income:                          $100,812

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          3,301,331
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0305

        Net Asset Value Per Share 9/30/97:                $10.40

        30 Day Yield*:                                      3.55%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            5.14%

        Divided by one minus a tax rate of 38.80%:        0.6120
                                                          ------
Equal   Tax Equivalent Yield***:                            5.80%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0305/$10.40)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New York tax rate of  38.80%

INVESTMENT PERFORMANCE -- EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $1,208.03      $1,208.03      20.80%      4.33%         20.80%      4.33%

1 YEAR ENDED
09/30/97          09/30/96      $1,063.96      $1,033.96       6.40%      6.40%          3.40%      3.40%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $63,555
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $63,555

Minus   Expenses:                                        $20,844
                                                         -------
Equal   Net Investment Income:                           $42,711

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          1,442,458
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0296

        Net Asset Value Per Share 9/30/97:                $10.08

        30 Day Yield*:                                      3.55%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            5.14%

        Divided by one minus a tax rate of 35.76%:        0.6424
                                                          ------
Equal   Tax Equivalent Yield***:                            5.53%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0296/$10.08)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Ohio tax rate of  35.76%

INVESTMENT PERFORMANCE -- EV MARATHON PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $1,311.70      $1,311.70      31.17%      5.22%         31.17%      5.22%

5 YEARS ENDED
09/30/97          09/30/92      $1,266.05      $1,266.05      26.60%      4.83%         26.60%      4.83%

1 YEAR ENDED
09/30/97          09/30/96      $1,068.51      $1,038.51       6.85%      6.85%          3.85%      3.85%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS I 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $85,354
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $85,354

Minus   Expenses:                                        $27,246
                                                         -------
Equal   Net Investment Income:                           $58,108

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          1,988,585
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0292

        Net Asset Value Per Share 9/30/97:                $10.42

        30 Day Yield*:                                      3.39%

Divided One minus the Tax Rate of 36%:                      0.64
                                                          ------
Equal   Tax Equivalent Yield **:                            5.30%








*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0292/$10.42)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $977.44        $1,279.30      30.88%      5.17%         27.93%      4.72%

5 YEARS ENDED
09/30/97          09/30/92      $977.01        $1,243.92      27.32%      4.95%         24.39%      4.46%

1 YEAR ENDED
09/30/97          09/30/96      $977.62        $1,043.06       6.69%      6.69%          4.31%      4.31%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS II 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $82,153
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $82,153

Minus   Expenses:                                        $14,707
                                                         -------
Equal   Net Investment Income:                           $67,446

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          1,952,847
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0345

        Net Asset Value Per Share 9/30/97:                $10.24

        30 Day Yield*:                                      4.08%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            5.91%

        Divided by one minus a tax rate of 37.42%:        0.6258
                                                          ------
Equal   Tax Equivalent Yield***:                            6.52%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0345/$10.24)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and California tax rate of  37.42%

INVESTMENT PERFORMANCE -- EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $977.43        $1,162.34      18.92%      3.96%         16.23%      3.43%

1 YEAR ENDED
09/30/97          09/30/96      $977.55        $1,038.45       6.23%      6.23%          3.84%      3.84%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON CONNECTICUT LIMITED MATURITY MUNICIPALS FUND - CLASS II 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $13,403
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $13,403

Minus   Expenses:                                         $2,444
                                                         -------
Equal   Net Investment Income:                           $10,959

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                            319,013
                                                         -------
Equal   Net Investment Income Earned Per Share:          $0.0344

        Net Asset Value Per Share 9/30/97:                $10.02

        30 Day Yield*:                                      4.15%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            6.01%

        Divided by one minus a tax rate of 34.11%:        0.6589
                                                          ------
Equal   Tax Equivalent Yield***:                            6.30%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0344/$10.02)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Connecticut tax rate of  34.11%

INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $977.42        $1,279.09      30.87%      5.17%         27.91%      4.72%

5 YEARS ENDED
09/30/97          09/30/92      $977.59        $1,246.28      27.49%      4.98%         24.63%      4.50%

1 YEAR ENDED
09/30/97          09/30/96      $977.70        $1,032.19       5.58%      5.58%          3.22%      3.22%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND - CLASS II
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $185,163
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $185,163

Minus   Expenses:                                        $35,609
                                                        --------
Equal   Net Investment Income:                          $149,554

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          4,414,517
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0339

        Net Asset Value Per Share 9/30/97:                $10.18

        30 Day Yield*:                                      4.03%

Divided One minus the Tax Rate of 36%:                      0.64
                                                          ------
Equal   Tax Equivalent Yield **:                            6.30%

        Divided by one minus a tax rate of 39.18%:        0.6082
                                                          ------
Equal   Tax Equivalent Yield***:                            6.63%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0339/$10.18)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Florida tax rate of  39.18%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $977.52        $1,256.20      28.51%      4.82%         25.62%      4.37%

5 YEARS ENDED
09/30/97          09/30/92      $977.67        $1,229.52      25.76%      4.69%         22.95%      4.22%

1 YEAR ENDED
09/30/97          09/30/96      $977.62        $1,033.25       5.69%      5.69%          3.33%      3.33%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND - CLASS II 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $150,678
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $150,678

Minus   Expenses:                                        $25,887
                                                        --------
Equal   Net Investment Income:                          $124,791

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          3,530,350
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0353

        Net Asset Value Per Share 9/30/97:                $10.23

        30 Day Yield*:                                      4.18%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            6.06%

        Divided by one minus a tax rate of 39.28%:        0.6072
                                                          ------
Equal   Tax Equivalent Yield***:                            6.88%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0353/$10.23)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Massachusetts tax rate of  39.28%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $977.40        $1,170.15      19.72%      4.12%         17.02%      3.59%

1 YEAR ENDED
09/30/97          09/30/96      $977.53        $1,046.22       7.03%      7.03%          4.62%      4.62%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND - CLASS II
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $28,036
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $28,036

Minus   Expenses:                                         $9,702
                                                         -------
Equal   Net Investment Income:                           $18,334

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                            655,050
                                                         -------
Equal   Net Investment Income Earned Per Share:          $0.0280

        Net Asset Value Per Share 9/30/97:                 $9.94

        30 Day Yield*:                                      3.40%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            4.93%

        Divided by one minus a tax rate of 35.33%:        0.6467
                                                          ------
Equal   Tax Equivalent Yield***:                            5.26%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.028/$9.94)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Michigan tax rate of  35.33%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $977.03        $1,270.67      30.05%      5.05%         27.07%      4.60%

5 YEARS ENDED
09/30/97          09/30/92      $977.63        $1,235.81      26.41%      4.80%         23.58%      4.33%

1 YEAR ENDED
09/30/97          09/30/96      $977.71        $1,040.22       6.40%      6.40%          4.02%      4.02%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON NEW JERSEY LIMITED MATURITY MUNICIPALS FUND - CLASS II 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $121,552
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $121,552

Minus   Expenses:                                        $21,571
                                                        --------
Equal   Net Investment Income:                           $99,981

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          2,876,611
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0348

        Net Asset Value Per Share 9/30/97:                $10.30

        30 Day Yield*:                                      4.09%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            5.93%

        Divided by one minus a tax rate of 35.40%:        0.6460
                                                          ------
Equal   Tax Equivalent Yield***:                            6.33%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0348/$10.30)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New Jersey tax rate of  35.40%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW YORK LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $977.44        $1,313.28      34.36%      5.69%         31.33%      5.24%

5 YEARS ENDED
09/30/97          09/30/92      $977.66        $1,278.57      30.78%      5.51%         27.86%      5.04%

1 YEAR ENDED
09/30/97          09/30/96      $977.89        $1,051.06       7.48%      7.48%          5.11%      5.11%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND - CLASS II
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $212,931
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $212,931

Minus   Expenses:                                        $33,744
                                                        --------
Equal   Net Investment Income:                          $179,187

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          4,875,672
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0368

        Net Asset Value Per Share 9/30/97:                $10.40

        30 Day Yield*:                                      4.28%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            6.20%

        Divided by one minus a tax rate of 38.80%:        0.6120
                                                          ------
Equal   Tax Equivalent Yield***:                            6.99%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0368/$10.40)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and New York tax rate of  38.80%

INVESTMENT PERFORMANCE -- EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              04/16/93      $977.54        $1,182.75      20.99%      4.36%         18.28%      3.83%

1 YEAR ENDED
09/30/97          09/30/96      $977.69        $1,042.43       6.62%      6.62%          4.24%      4.24%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND - CLASS II
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                          $43,611
Plus    Dividend Income Earned:
                                                         -------
Equal   Gross Income:                                    $43,611

Minus   Expenses:                                         $8,517
                                                         -------
Equal   Net Investment Income:                           $35,094

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                            989,895
                                                         -------
Equal   Net Investment Income Earned Per Share:          $0.0355

        Net Asset Value Per Share 9/30/97:                $10.08

        30 Day Yield*:                                      4.26%

Divided One minus the Tax Rate of 31%:                      0.69
                                                          ------
Equal   Tax Equivalent Yield **:                            6.17%

        Divided by one minus a tax rate of 35.76%:        0.6424
                                                          ------
Equal   Tax Equivalent Yield***:                            6.63%




*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0355/$10.08)+1)-1]

**  Assuming a tax rate of 31%

Assuming a federal and Ohio tax rate of  35.76%

INVESTMENT PERFORMANCE -- EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              06/01/92      $977.52        $1,282.21      31.17%      5.22%         28.22%      4.77%

5 YEARS ENDED
09/30/97          09/30/92      $977.04        $1,236.98      26.60%      4.83%         23.70%      4.35%

1 YEAR ENDED
09/30/97          09/30/96      $977.82        $1,044.81       6.85%      6.85%          4.48%      4.48%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

EV MARATHON PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND - CLASS II 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $147,316
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $147,316

Minus   Expenses:                                        $25,338
                                                        --------
Equal   Net Investment Income:                          $121,978

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          3,431,321
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0355

        Net Asset Value Per Share 9/30/97:                $10.43

        30 Day Yield*:                                      4.12%

Divided One minus the Tax Rate of 36%:                      0.64
                                                          ------
Equal   Tax Equivalent Yield **:                            6.44%








*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0355/$10.43)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EV CLASSIC NATIONAL LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/22/92      $1,302.65      $1,302.65      30.26%      5.06%         30.26%      5.06%

5 YEARS ENDED
09/30/97          09/30/92      $1,253.63      $1,253.63      25.36%      4.62%         25.36%      4.62%

1 YEAR ENDED
09/30/97          09/30/96      $1,060.59      $1,050.59       6.06%      6.06%          5.06%      5.06%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

INVESTMENT PERFORMANCE -- EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/22/92      $1,316.23      $1,316.23      31.62%      5.26%         31.62%      5.26%

5 YEARS ENDED
09/30/97          09/30/92      $1,266.67      $1,266.67      26.67%      4.84%         26.67%      4.84%

1 YEAR ENDED
09/30/97          09/30/96      $1,065.66      $1,035.66       6.57%      6.57%          3.57%      3.57%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS I
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $146,151
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $146,151

Minus   Expenses:                                        $41,531
                                                        --------
Equal   Net Investment Income:                          $104,620

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          2,972,959
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0352

        Net Asset Value Per Share 9/30/97:                $10.34

        30 Day Yield*:                                      4.12%

Divided One minus the Tax Rate of 36%:                      0.64
                                                          ------
Equal   Tax Equivalent Yield **:                            6.44%








*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0352/$10.34)+1)-1]

**  Assuming a tax rate of 36%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NATIONAL LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/22/92      $977.56        $1,319.06      34.93%      5.75%         31.91%      5.30%

5 YEARS ENDED
09/30/97          09/30/92      $977.52        $1,269.41      29.86%      5.36%         26.94%      4.89%

1 YEAR ENDED
09/30/97          09/30/96      $977.30        $1,048.85       7.32%      7.32%          4.88%      4.88%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.
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EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND - CLASS II
30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



        For the 30 days ended 9/30/97:

        Interest Income Earned:                         $228,395
Plus    Dividend Income Earned:
                                                        --------
Equal   Gross Income:                                   $228,395

Minus   Expenses:                                        $37,375
                                                        --------
Equal   Net Investment Income:                          $191,020

Divided Average daily number of shares
        outstanding that were entitled
        to receive dividends:                          4,648,370
                                                       ---------
Equal   Net Investment Income Earned Per Share:          $0.0411

        Net Asset Value Per Share 9/30/97:                $10.34

        30 Day Yield*:                                      4.82%

Divided One minus the Tax Rate of 36%:                      0.64
                                                          ------
Equal   Tax Equivalent Yield **:                            7.53%








*   Yield is calculated on a bond equivalent rate as follows:
                   6
2[((0.0411/$10.34)+1)-1]

**  Assuming a tax rate of 36%